================================================================================


                                                                    Exhibit 32.2


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Paradigm Oil And Gas Inc. (the "Company") on Form 10-K for the period from January 28, 2010 (Inception) through December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Brian Kennedy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Dated: April 15, 2011


     /s/ Brian Kennedy


     Brian Kennedy
     Chief Financial Officer



--------------------------------------------------------------------------------